UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

July 16, 2003
(Date of earliest event reported)

Oakley, Inc.
(Exact name of registrant as specified in its charter)

Washington	1-13848	95-3194947
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Icon, Foothill Ranch, California	92610
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   949-951-0991

Item 7. Financial Statements and Exhibits.

(c)     Exhibit 99.1. Press release dated July 16, 2003

Item 9. Regulation FD Disclosure.

The following information, required by "Item 12. Results of Operations and Financial Condition," is being furnished under "Item 9. Regulation FD Disclosure" in accordance with SEC Release No. 33-8216.

On July 16, 2003, Oakley, Inc. issued a press release announcing its financial results for the fiscal quarter ended June 30, 2003. A copy of the press release is attached to this report as Exhibit 99.1.

Exhibit Index
99.1	Press release dated July 16, 2003

SIGNATURE

    Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oakley, Inc. (Registrant)
July 18, 2003 (Date)	/s/ TOM GEORGE Tom George Chief Financial Officer